CMG SMALL CAP FUND
                            CMG SMALL CAP GROWTH FUND
                            CMG SMALL CAP VALUE FUND
                             CMG SMALL/MID CAP FUND
                             CMG MID CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                            CMG LARGE CAP GROWTH FUND
                            CMG LARGE CAP VALUE FUND
                          CMG ENHANCED S&P 500(R) FUND
                        CMG EMERGING MARKETS EQUITY FUND
                          CMG INTERNATIONAL STOCK FUND
                            CMG STRATEGIC EQUITY FUND
                               CMG HIGH YIELD FUND
                        CMG FIXED INCOME SECURITIES FUND
                            CMG SHORT TERM BOND FUND
                           CMG INTERNATIONAL BOND FUND
                             CMG CORE PLUS BOND FUND
                  CMG MORTGAGE AND ASSET-BACKED SECURITIES FUND
                             CMG CORPORATE BOND FUND
                            CMG GOVERNMENT BOND FUND



                       Supplement to Current Prospectuses

Legal Proceedings. Columbia Management Advisors, Inc. ("CMA"), the Funds' adviser, and Columbia Funds Distributor, Inc. ("CFDI"), an affiliate of CMA, (collectively, "Columbia") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. Columbia has not uncovered any instances where CMA or CFDI were knowingly involved in late trading of mutual fund shares. Columbia has identified a limited number of investors who had informal arrangements for trading Fund shares between 1998 and 2003. A majority of the transactions in connection with these arrangements occurred in one international fund and two domestic funds. The majority of the trading under these arrangements was made by three entities. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Fund whose shares were involved in those trading activities was harmed by them, Columbia has undertaken to reimburse the Fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against CMA and CFDI, alleging that they have violated certain provisions of the federal securities laws. Columbia believes that those allegations are based principally on the trading arrangements referred to above. CMA and CFDI are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding CMA or CFDI, and structural changes in the conduct of their business.

Although Columbia does not believe that these regulatory developments or their resolution will have a material adverse effect on the Funds, or on the ability of CMA and CFDI to provide services to the Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Funds.




[CODE] January 15, 2004